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                                                                  EXHIBIT 10.42





                  SUPPLEMENT NO. 1 TO NOTE PLEDGE AGREEMENT

                     THIS AGREEMENT SUPPLEMENTS THE NOTE
                 PLEDGE AGREEMENT BETWEEN THE PARTIES HERETO
                        DATED AS OF FEBRUARY 26, 1993.

                  SUPPLEMENT NO. 1 TO NOTE PLEDGE AGREEMENT

        Supplement No. 1 (this "Supplement"), dated as of December 18, 1996, to the Note Pledge and Assignment Agreement dated as of February 26, 1993 (the "Note Pledge Agreement") made by BERG ELECTRONICS GROUP, INC. (f/k/a Berg Electronics Inc.), a Delaware corporation (the "Borrower"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation (as successor by merger to Chemical Bank), as agent (in such capacity, the "Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement, dated as of February 29, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Berg Electronics Corp., the Lenders and the Agent.


                                 WITNESSETH:

        WHEREAS, the Borrower and the Agent are parties to the Note Pledge Agreement pursuant to which the Borrower has assigned, transferred and pledged all the Subsidiary Notes and the Subsidiary Security Agreements (both as defined in the Note Pledge Agreement) to the Agent for the benefit of the Lenders;

        WHEREAS, the Borrower is the legal and beneficial owner of a Subsidiary Note made by Berg Connectors Sweden AB, a Swedish corporation, listed on
Schedule I hereto: and

        WHEREAS, it is a condition precedent to the effectiveness of the First Amendment to the Credit Agreement that the Borrower shall have executed and delivered this Supplement to the Agent;

        NOW THEREFORE, the parties hereto hereby agree as follows:

        1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Note Pledge Agreement and the Credit Agreement.

        2. Supplement to Note Pledge Agreement. From and after the date hereof, the Note Pledge Agreement is hereby supplemented by adding the Subsidiary Note listed on Schedule I hereto to the Pledged Notes listed on
Schedule I to the Note Pledge Agreement and to the definition of Pledged Notes in the Note Pledge Agreement.

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                                                                               2




        3. Pledge, Grant of Security Interest. The Borrower hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Subsidiary Notes listed on Schedule I hereto and hereby grants to the Agent, for the ratable benefit of the Lenders, a first lien on and security interest in such Subsidiary Notes, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Such grant shall be governed by the terms and conditions of the Note Pledge Agreement.

        4. Representations and Warranties. The representations and warranties contained in Section 5 of the Note Agreement are made by the Borrower, after giving effect to this Supplement, as of the date hereof and as of each other date hereafter contemplated by such Section 5.

        5. Limited Effect. Except as expressly modified hereby, the Note Pledge Agreement remains in full force and effect.

        6. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        7. Counterparts. This Supplement may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                                                                          3


        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its properly and duly authorized officer as of the day and year first written above.



                                        BERG ELECTRONICS GROUP, INC.

                                        By: /s/ JOSEPH S. CATANZARO
                                           ---------------------------
                                           Name: Joseph S. Catanzaro
                                           Title: Vice President
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                          ACKNOWLEDGEMENT AND CONSENT

        The maker of the Subsidiary Note referred to in the foregoing Supplement hereby acknowledges receipt of a copy thereof, agrees to the assignment to the Agent of its Subsidiary Note and hereby represents and warrants to the extent set forth therein that its Subsidiary Note is a valid and binding obligation enforceable against it in accordance with its terms.



                                        BERG CONNECTORS SWEDEN AB


                                        By: /s/ JOSEPH S. CATANZARO
                                           --------------------------
                                           Name: Joseph S. Catanzaro
                                           Title: Vice President


                                        Address for Notices:
                                        101 South Hanley Road
                                        St. Louis, Missouri 63105
                                        Telecopy: (314) 746-2240
                                        Attention: Joseph S. Catanzaro
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                                                        SCHEDULE I



                          DESCRIPTION OF PLEDGED NOTES

Note Holder                     Note Issuer             Amount of Note
-----------                     -----------             --------------
Berg                            Berg Connectors
Electronics Group, Inc.         Sweden AB               $17,512,623.68